SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - MAY 12, 1999
                        --------------------------------
                        (Date of Earliest Event Reported)

                            5TH AVENUE CHANNEL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                            ------------------------
                            (State of Incorporation)

       0-25896                                                 59-3175814
---------------------                                        -------------------
(Commission File No.)                                        (I.R.S. Employer
                                                             Identification No.)

            3957 N.E. 163RD STREET, NORTH MIAMI BEACH, FLORIDA 33160
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (305) 947-3010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

                  99.1 Attached as Exhibit 99.1 to this current report on Form 8-K are the financial statements for International Broadcast Consultants of America, Inc. which was acquired by the Company as disclosed in the Company's quarterly report on Form 10-QSB filed on May 17, 1999.

                  99.2 Attached as Exhibit 99.2 to this current report on Form 8-K are the pro forma financial statements giving effect to the acquisition of certain assets of International Broadcast Consultants of America, Inc. by the Company as disclosed in the Company's quarterly report on Form 10-QSB filed on May 17, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 27, 1999

                                                     5TH AVENUE CHANNEL CORP.

                                                     By: /S/ Melvin Rosen
                                                         ----------------
                                                         Melvin Rosen, President

                                  EXHIBIT INDEX

99.1     Financial Statements of International Broadcast Consultants of
         America, Inc.

99.2 Pro Forma Financial Statements giving effect to the acquisition of certain assets of International Broadcast Consultants of America, Inc.